                                                                    EXHIBIT 99.2

                             Hollywood Park, Inc.
              Unaudited Pro Forma Combined Consolidated Condensed
                              Financial Statements

The following unaudited pro forma combined consolidated condensed balance sheet has been prepared by combining the unaudited consolidated balance sheets of Hollywood Park and Boomtown as of March 31, 1997.

The following unaudited pro forma combined consolidated condensed statements of operations have been prepared by combining the audited consolidated statement of operations of Hollywood Park for the year ended December 31, 1996, with the unaudited consolidated statement of operations of Boomtown, also for the year ended December 31, 1996, and for the three months ended March 31, 1997, for both Hollywood Park and Boomtown. (Historically, Boomtown reported results on a fiscal year end of September 30.)

The acquisition of Boomtown will be accounted for using the purchase method of accounting for business combinations. These pro forma financial statements should be read in conjunction with the accompanying notes.

The following unaudited pro forma combined consolidated condensed financial statements are presented with Boomtown Las Vegas property's results excluded, because this property was divested in connection with the Merger.

The pro forma information is presented for illustrative purposes only, and is not necessarily indicative of the operating results or financial position that would have occurred if the Merger had been consummated in an earlier period, nor is it necessarily indicative of the future operating results or financial position.

These pro forma financial statements are based on, and should be read in conjunction with, the historical consolidated financial statements and the related notes thereto of Hollywood Park and Boomtown.

                              Hollywood Park, Inc.
          Notes to Unaudited Pro Forma Combined Consolidated Condensed
                                 Balance Sheet

Assumptions The Merger will be accounted for under the purchase method of accounting for a business combination. The total estimated purchase price was based on the estimated issuance of approximately 5,809,000 shares of Hollywood Park Common Stock at an estimated price of $9.8125 per share.

Pro Forma Adjustments The following adjustments have been made to the unaudited pro forma combined consolidated condensed balance sheet:

(a) To record the redemption of 99.5% of Boomtown's outstanding First Mortgage Notes at 108.5%, including the payment of two months of accrued interest, the amortization of the balance of Boomtown's First Mortgage Notes issuance costs and discount, and the write-up to 101% of the remaining 0.5% of the First Mortgage Notes.
(b) To record the issuance of Hollywood Park's Notes, issued at face value, with issuance costs of approximately $4,438,000 (net of 15 months of amortization), to be amortized straight line basis over ten years.
(c) To record the estimated up-front loan fees associated with the Hollywood Park bank credit facility, to be amortized on a straight line basis over five years.
(d) To record the promissory note payable from Hollywood Park to the lessor of Boomtown's Las Vegas property, as required by the agreement to divest this property; to adjust the equity accounts for the retirement of the Hollywood Park Common Stock, which would be exchanged for the Boomtown Common Stock purchased from the lessor of Boomtown's Las Vegas property; and to record the required annual principal payments.
(e) The excess acquisition cost (Hollywood Park Common Stock valued at $9.8125 per Common Share and estimated Merger costs of $5,600,000) over net assets acquired is approximately $10,510,000 (or $10,181,000 net of 15 months of amortization) and is allocated to goodwill, which will be amortized over 40 years on a straight line basis.
(f) To accrue three months of 9.25% interest payable on the Hollywood Park Notes. (Interest is assumed to be paid semi-annually, on January 1 and July 1.)
(g) To eliminate Boomtown's equity accounts. The stockholders' equity accounts have been adjusted to reflect the approximately 5,809,000 shares of Hollywood Park Common Stock expected to be issued in the Merger, based on Hollywood Park's Common Stock valued at $9.8125.

                              Hollywood Park, Inc.
          Notes to Unaudited Pro Forma Combined Consolidated Condensed
                            Statements of Operations

Assumptions The unaudited pro forma combined consolidated condensed statements of operations for the year ended December 31, 1996, and for the three months ended March 31, 1997, are presented as if the Boomtown acquisition, and the divestment of the Boomtown Las Vegas property had taken place on January 1, 1996. The following unaudited pro forma combined consolidated condensed statements of operations have been prepared by combining the audited consolidated statement of operations of Hollywood Park for the year ended December 31, 1996, with the unaudited consolidated statement of operations of Boomtown, also for the year ended December 31, 1996, and for the three months ended March 31, 1997, for both Hollywood Park and Boomtown. (Historically, Boomtown reported results on a fiscal year end of September 30.)

Pro Forma Adjustments The unaudited pro forma combined consolidated condensed statements of operations have been prepared on the basis that the acquisition was consummated as set forth in the Notes to the Unaudited Pro Forma Combined Consolidated Condensed Balance Sheet included herein.

The following adjustments have been made to the unaudited pro forma combined consolidated condensed statements of operations:

(a) To record the estimated interest income on the excess net proceeds from the Hollywood Park Notes at 4.0%.
(b) To eliminate the amortization of the issuance costs associated with the Boomtown First Mortgage Notes.
(c) To record the amortization of the issuance costs associated with the Hollywood Park Notes.
(d) To record the amortization of the excess purchase price over net assets acquired. Total estimated excess purchase price of $10,510,000 will be amortized over 40 years on a straight line basis.
(e) To eliminate the amortization of the discount associated with the Boomtown First Mortgage Notes.
(f) To record the interest expense associated with the promissory note from Hollywood Park to the lessor of Boomtown's Las Vegas property as required by the agreement to divest this property.
(g) To eliminate the interest expense associated with Boomtown's First Mortgage Notes.
(h) To amortize the up-front loan fees associated with Hollywood Park's bank credit facility.
(i) To record the interest expense associated with the Hollywood Park Notes at 9.25%.
(j) To record the estimated 40% tax benefit associated with the pro forma expenses, after adding back the amortization of goodwill (see (d)) which is not deductible for income tax purposes.

Reclassifications Certain reclassifications have been made to the Hollywood Park and Boomtown historical consolidated statements of operations to conform to the pro forma combined consolidated condensed statements of operations.

Pro Forma Per Share Data The pro forma per share amounts, as presented in the unaudited pro forma combined consolidated condensed statements of operations, were based on the weighted average number of shares outstanding during the period, inclusive of the effect, when dilutive, of the exercise of stock options. Included were approximately 5,809,000 shares of Hollywood Park Common Stock to be issued in the Merger, adjusted for the retirement of the shares of approximately 446,000 shares of Hollywood Park Common Stock (which would be exchanged for the Boomtown Common Stock) that Hollywood Park would purchase from the lessor of Boomtown's Las Vegas property pursuant to divesting Boomtown's Las Vegas property in connection with the Merger.

Combination Costs It is expected that Hollywood Park will incur costs of approximately $5,600,000 related to the Merger. These costs will be incorporated into the price of the acquisition under the purchase method of accounting for a business combination. Costs incurred by Boomtown will be expensed as incurred.

                             Hollywood Park, Inc.
              Unaudited Pro Forma Combined Consolidated Condensed
                                 Balance Sheet
                             As of March 31, 1997
                         (Excludes Boomtown Las Vegas)


                                                                Pro Forma
                                                               Adjustments
                                                               to Eliminate    Pro Forma                       Pro Forma
                                   Hollywood                     Boomtown       Adjusted     Pro Forma          Combined
                                   Park, Inc.  Boomtown, Inc.   Las Vegas    Boomtown, Inc. Adjustments       Consolidated
                                   ----------  --------------  ------------  -------------- -----------       ------------
                                                                   (in thousands)
              Assets
Current Assets:
  Cash and cash equivalents            $9,825         $20,783         ($806)        $19,977   ($113,197)(a)        $33,014
                                           --              --            --              --     120,562 (b)             --
                                           --              --            --              --      (3,460)(c)             --
                                           --              --            --              --        (693)(d)             --
  Restricted cash                         322               0             0               0           0                322
  Short term investments                5,135               0             0               0           0              5,135
  Other receivables                     6,474           1,744          (272)          1,472           0              7,946
  Deferred tax assets                   6,667               0             0               0           0              6,667
  Prepaid expenses and other assets     7,398           8,419        (1,565)          6,854      (5,210)(a)         15,520
                                           --              --            --              --       2,595 (c)             --
                                           --              --            --              --       3,883 (b)             --
                                   ----------  --------------  ------------  -------------- -----------       ------------
    Total current assets               35,821          30,946        (2,643)         28,303       4,480             68,604
  Notes receivable                        809           8,686             0           8,686           0              9,495
  Property, plant and equipment,
    net                               129,991         147,366          (640)        146,726           0            276,717
  Goodwill, net                        20,235          10,048             0          10,048      10,181 (e)         40,464
  Other assets                         12,658          10,553          (207)         10,346           0             23,004
                                   ----------  --------------  ------------  -------------- -----------       ------------
                                     $199,514        $207,599       ($3,490)       $204,109     $14,661           $418,284
                                   ==========  ==============  ============  ============== ===========       ============

      Liabilities and
    Stockholders' Equity
Current Liabilities:
  Accounts payable                     $9,809          $3,436         ($781)         $2,655          $0            $12,464
  Accrued liabilities                  20,306          23,032        (2,259)         20,773      (1,984)(a)         41,987
                                           --              --            --              --       2,892 (f)             --
  Current portion of notes payable         41           5,254          (450)          4,804         693 (d)          5,538
                                   ----------  --------------  ------------  -------------- -----------       ------------
    Total current liabilities          30,156          31,722        (3,490)         28,232       1,601             59,989
  Notes payable                           282         102,949             0         102,949    (100,767)(a)        129,548
                                           --              --            --              --           5 (a)             --
                                           --              --            --              --     125,000 (b)             --
                                           --              --            --              --       2,079 (d)             --
  Deferred tax liabilities              8,655           3,381             0           3,381           0             12,036
  Minority interest                     3,037              27             0              27           0              3,064
                                   ----------  --------------  ------------  -------------- -----------       ------------
    Total liabilities                  42,130         138,079        (3,490)        134,589      27,918            204,637

Stockholders' equity:
  Capital stock -
    Preferred                              28               0             0               0           0                 28
    Common                              1,838         103,774             0         103,774         (45)(d)          2,374
                                           --              --            --              --    (103,774)(g)             --
                                           --              --            --              --         581 (g)             --
  Capital in excess of par            167,704               0             0               0      10,181 (e)        243,380
                                           --              --            --              --      (3,420)(d)             --
                                           --              --            --              --     (34,278)(g)             --
                                           --              --            --              --     103,193 (g)             --
  Retained earnings (accumulated
    deficit)                          (12,186)        (34,254)            0         (34,254)    (15,661)(a)        (32,135)
                                           --              --            --              --        (555)(b)             --
                                           --              --            --              --        (865)(c)             --
                                           --              --            --              --      (2,892)(f)             --
                                           --              --            --              --      34,278 (g)             --
                                   ----------  --------------  ------------  -------------- -----------       ------------
    Total stockholders' equity        157,384          69,520             0          69,520     (13,257)           213,647
                                   ----------  --------------  ------------  -------------- -----------       ------------
                                     $199,514        $207,599       ($3,490)       $204,109     $14,661           $418,284
                                   ==========  ==============  ============  ============== ===========       ============

                             Hollywood Park, Inc.
                   Unaudited Pro Forma Combined Consolidated
                           Statements of Operations
                     For the year ended December 31, 1996
                         (Excludes Boomtown Las Vegas)


                                                                            Pro Forma
                                                                           Adjustments
                                                                           to Eliminate    Pro Forma                    Pro Forma
                                               Hollywood                     Boomtown       Adjusted       Pro Forma     Combined
                                              Park, Inc.   Boomtown, Inc.   Las Vegas     Boomtown, Inc.  Adjustments  Consolidated
                                              -----------  --------------  ------------   --------------  -----------  ------------
                                                                       (in thousands, except per share data)
Revenues:
  Gaming                                          $50,717        $188,942      ($30,960)       $157,982           $0       $208,699
  Racing                                           71,308               0             0               0            0         71,308
  Food and beverage                                13,947          16,677        (7,887)          8,790            0         22,737
  Hotel and recreational vehicle park                   0           7,427        (5,744)          1,683            0          1,683
  Truck stop and service station                        0          14,859          (159)         14,700            0         14,700
  Other income                                      7,253          13,413        (3,210)         10,203          295 (a)     17,751
                                                ---------       ---------     ---------       ---------    ---------      ---------
                                                  143,225         241,318       (47,960)        193,358          295        336,878
                                                ---------       ---------     ---------       ---------    ---------      ---------
Expenses:
  Gaming                                           27,249         111,364       (21,644)         89,720            0        116,969
  Racing                                           30,167               0             0               0            0         30,167
  Food and beverage                                19,573          20,015        (9,860)         10,155            0         29,728
  Hotel and recreational vehicle park                   0           3,110        (2,471)            639            0            639
  Truck stop and service station                        0          13,462           (83)         13,379            0         13,379
  General and administrative                       41,477          64,356       (17,272)         47,084            0         88,561
  Other                                             2,485           4,132          (143)          3,989            0          6,474
  Depreciation and amortization                    10,695          10,880          (956)          9,924         (312)(b)     21,014
                                                       --              --            --              --          444 (c)         --
                                                       --              --            --              --          263 (d)         --
  Write off of investment in a business            11,412               0             0               0            0         11,412
  Loss on sale of business                              0          36,563             0          36,563            0         36,563
                                                ---------       ---------     ---------       ---------    ---------      ---------
                                                  143,058         263,882       (52,429)        211,453          395        354,906
                                                ---------       ---------     ---------       ---------    ---------      ---------
Operating income (loss)                               167         (22,564)        4,469         (18,095)        (100)       (18,028)
  Interest expense                                    942          13,988          (299)         13,689         (216)(e)     15,156
                                                       --              --            --              --          329 (f)         --
                                                       --              --            --              --      (11,843)(g)         --
                                                       --              --            --              --          692 (h)         --
                                                       --              --            --              --       11,563 (i)         --
                                                ---------       ---------     ---------       ---------    ---------      ---------
Income (loss) before minority
  interests and income taxes                         (775)        (36,552)        4,768         (31,784)        (625)       (33,184)
  Minority interest                                    15            (164)            0            (164)           0           (149)
                                                ---------       ---------     ---------       ---------    ---------      ---------
Income (loss) before income taxes                    (790)        (36,388)        4,768         (31,620)        (625)       (33,035)
  Income tax expense (benefit)                      3,459            (320)        1,370           1,050         (145)(j)      4,364
                                                ---------       ---------     ---------       ---------    ---------      ---------
Net income (loss)                                 ($4,249)       ($36,068)       $3,398        ($32,670)       ($480)      ($37,399)
                                                =========       =========     =========       =========    =========      =========
Dividend requirement on
  convertible preferred stock                                                                                                $1,925
Net loss allocated to common shareholders                                                                                  ($39,324)
                                                                                                                          =========
Per common share:
  Net loss - primary                                                                                                         ($1.65)
  Net loss - fully diluted                                                                                                   ($1.65)
Number of common shares - primary                                                                                            23,868
Number of common shares - fully diluted                                                                                      26,160


                             Hollywood Park, Inc.
                   Unaudited Pro Forma Combined Consolidated
                           Statements of Operations
                   For the three months ended March 31, 1997
                         (Excludes Boomtown Las Vegas)

                                                                          Pro Forma
                                                                         Adjustments
                                                                         to Eliminate    Pro Forma                      Pro Forma
                                             Hollywood                     Boomtown       Adjusted     Pro Forma         Combined
                                            Park, Inc.   Boomtown, Inc.   Las Vegas    Boomtown, Inc. Adjustments      Consolidated
                                            -----------  --------------  ------------  -------------- -----------      ------------
                                                                     (in thousands, except per share data)
Revenues:
  Gaming                                        $12,682         $48,556       ($8,018)        $40,538          $0           $53,220
  Racing                                          9,629               0             0               0           0             9,629
  Food and beverage                               2,543           4,183        (2,133)          2,050           0             4,593
  Hotel and recreational vehicle park                 0           1,898        (1,577)            321           0               321
  Truck stop and service station                      0           2,978           (40)          2,938           0             2,938
  Other income                                    1,961           2,828          (739)          2,089          74  (a)        4,124
                                            -----------  --------------  ------------  -------------- -----------      ------------
                                                 26,815          60,443       (12,507)         47,936          74            74,825
                                            -----------  --------------  ------------  -------------- -----------      ------------
Expenses:
  Gaming                                          7,245          30,762        (5,682)         25,080           0            32,325
  Racing                                          4,977               0             0               0           0             4,977
  Food and beverage                               3,708           5,487        (2,654)          2,833           0             6,541
  Hotel and recreational vehicle park                 0             817          (665)            152           0               152
  Truck stop and service station                      0           2,724           (26)          2,698           0             2,698
  General and administrative                      8,690          12,056        (4,169)          7,887           0            16,577
  Other                                             695             950           (34)            916           0             1,611
  Depreciation and amortization                   2,884           3,107          (247)          2,860         (78) (b)        5,843
                                                     --              --            --              --         111  (c)           --
                                                     --              --            --              --          66  (d)           --
                                            -----------  --------------  ------------  -------------- -----------      ------------
                                                 28,199          55,903       (13,477)         42,426          99            70,724
                                            -----------  --------------  ------------  -------------- -----------      ------------
Operating income (loss)                          (1,384)          4,540           970           5,510         (25)            4,101
  Interest expense                                   64           3,465           (54)          3,411         (54) (e)        3,590
                                                     --              --            --              --          66  (f)           --
                                                     --              --            --              --      (2,961) (g)           --
                                                     --              --            --              --         173  (h)           --
                                                     --              --            --              --       2,891  (i)           --
                                            -----------  --------------  ------------  -------------- -----------      ------------
Income (loss) before minority
 interests and income taxes                      (1,448)          1,075         1,024           2,099        (140)              511
  Minority interest                                  22               0             0               0           0                22
                                            -----------  --------------  ------------  -------------- -----------      ------------
Income (loss) before income taxes                (1,470)          1,075         1,024           2,099        (140)              489
  Income tax expense (benefit)                     (575)            696            38             734         (30) (j)          129
                                            -----------  --------------  ------------  -------------- -----------      ------------
Net income (loss)                                 ($895)           $379          $986          $1,365       ($110)             $360
                                            ===========  ==============  ============  ============== ===========      ============

Dividend requirement on
 convertible preferred stock                                                                                                   $481
Net loss allocated to common shareholders                                                                                     ($121)
                                                                                                                       ============

Per common share:
  Net loss - primary                                                                                                         ($0.01)
  Net loss - fully diluted                                                                                                   ($0.01)
Number of common shares - primary                                                                                            23,735
Number of common shares - fully diluted                                                                                      26,027